UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23117

JPMorgan Trust IV

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Noah D. Greenhill

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2017 through June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

J.P. Morgan Funds

Annual Report

June 30, 2018

JPMorgan SmartSpendingSM 2050 Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy largely outpaced growth in other developed market nations during the twelve months ended June 30, 2018, and U.S. equity markets provided strong returns on the back of record corporate profits and historically low interest rates.

During the first half of the reporting period, synchronized global economic growth helped the U.S. economy achieve its second-longest expansion on record. By the final months of 2017, U.S. unemployment had fallen to 4.1% and U.S. consumer confidence rose to its highest levels in nearly 17 years. Notably, U.S. equity prices climbed to record highs in every month from June through December and financial market volatility remained at historically low levels. In response to a tightening labor market and early signs of inflationary pressure, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2017.

In January 2018, U.S. equity prices continued to rise, aided somewhat by recently-enacted tax cut legislation. The Standard & Poor’s 500 Index (the “S&P 500”) reached four record closing highs during the month, the last on January 26th.

Early February 2018 was marked by a sharp sell-off in both equities and bonds in the U.S., and the selling quickly spread to other financial markets. Stronger-than-expected economic data sparked investor fears of rapidly rising inflation and accelerated interest rate increases by the Fed. Over several days, the S&P 500 lost more than 10% of its value, a decline that was one of the fastest peak-to-trough drops in the history of the index. The sell-off in bonds led to a spike in yields on benchmark 10-year U.S. Treasury bonds that further roiled markets.

While U.S. equity prices had rebounded somewhat by the end of the reporting period, leading equity indexes never fully recovered. Financial market volatility rose sharply during the February sell-off and remained elevated through June 2018.

Meanwhile, the U.S. economy continued to expand in 2018, even as signs emerged of economic sluggishness in Europe and weakness in select emerging market nations. U.S. GDP rose 2.2% in the first quarter before jumping an estimated 4.1% in the second quarter, the largest increase in nearly fourteen years. Corporate earnings for the first and second quarters of 2018 reached record levels, with a sizeable majority of companies reporting better-than-expected results. In response, the Fed raised interest rates again in March and June.

However, the U.S. imposition of import tariffs on billions of dollars’ worth of goods, and reciprocal trade sanctions from China and other leading U.S. trading partners, increasingly weighed on global financial markets in the first half of 2018. The economies of China, Japan, the European Union and the U.K. are more dependent on exports than the U.S., and the impact of a potentially escalating trade war on the global economy remained a concern among policy makers, economists and investors.

At the end of the reporting period, the world’s leading economies appeared to be on pace for continued, moderate growth. The outlook for corporate earnings remained positive amid tame inflationary pressure, historically low interest rates and buoyant consumer demand. While the Fed was further along in its monetary tightening cycle than its counterparts in other developed markets, the European Central Bank, the Bank of England and the Bank of Japan were all moving in some measure to reduce economic stimulus.

We believe that investors who hold a properly diversified portfolio and a long-term outlook may benefit from a largely positive environment for economic growth and financial markets. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JPMorgan SmartSpendingSM 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	4.19%
Bloomberg Barclays U.S. Aggregate Bond Index	(0.40)%
MSCI World Index (net of foreign withholding taxes)	11.09%
JPMorgan SmartSpending 2050 Composite Benchmark	4.15%
Net Assets as of 6/30/2018	$30,454,058

INVESTMENT OBJECTIVE**

The JPMorgan SmartSpending 2050 Fund (the “Fund”) seeks to provide total return consisting of current income and capital appreciation.

HOW DID THE MARKET PERFORM?

Overall, equity prices were supported by synchronized global growth, rising corporate profits and accommodative policies from leading central banks. While the U.S. Federal Reserve raised interest rates twice during the first half of 2018, interest rates remained relatively low by historical standards. The Standard & Poor’s 500 Index (the “S&P 500”) reached record high closings in every month from July 2017 through January 2018.

In early February 2018, both equity and bond prices fell sharply. The S&P 500 lost more than 10% of its value over nine trading sessions and yields on 10-year U.S. Treasury bonds, which serve as a benchmark for a broad range of financial assets, spiked higher. While equity markets rebounded somewhat in subsequent weeks, financial market volatility remained elevated through June 2018.

Overall, U.S. equities outperformed other developed markets as well as emerging markets equities. Fixed income securities experienced positive but lackluster returns. High yield bonds (also known as “junk bonds”) slightly outperformed both investment grade corporate bonds and U.S. Treasury bonds.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Bloomberg Barclays U.S. Aggregate Bond Index (the “Benchmark”) and underperformed the MSCI World Index (net of foreign withholding taxes) for the twelve months ended June 30, 2018. The Fund outperformed the Composite Benchmark (50% MSCI World Index (net of foreign withholding taxes) and 50% Bloomberg Barclays U.S. Aggregate Bond Index) over the same period.

Relative to the Benchmark, which does not include equity securities, the Fund’s allocation to U.S. equities, non-U.S. developed market equities and U.S. high yield debt made a positive contribution to performance. Relative to the MSCI World Index, which does not include debt securities, the Fund’s allocation to fixed income securities detracted from performance as equities generally outperformed bonds during the reporting period.

Relative to the Composite Benchmark, the Fund’s allocation to U.S. equities and core fixed income securities helped relative performance, while the Fund’s allocations to emerging markets equities and debt detracted from relative performance.

JPMorgan SmartSpendingSM 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

HOW WAS THE PORTFOLIO POSITIONED?

The Fund invested in underlying J.P. Morgan Funds and third party exchange-traded funds to implement the Fund managers’ asset allocation decisions. The Fund’s portfolio managers used futures contracts to implement tactical asset allocations. The Fund’s portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the Fund’s portfolio. Relative to its Composite Benchmark, the Fund invested in a broader range of asset classes. In addition, the portfolio managers utilized an active asset allocation approach to manage volatility of the Fund.

PORTFOLIO COMPOSITION BY ASSET CLASS***
Fixed Income	61.6%
U.S. Equity	17.2
International Equity	12.9
Alternative Assets	3.7
U.S. Treasury Obligations	1.3
Short-Term Investments	3.3

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JPMorgan SmartSpendingSM 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	December 30, 2016
With Sales Charge*		(0.78)%	2.91%
Without Sales Charge		3.90	6.14
CLASS I SHARES	December 30, 2016	4.19	6.42
CLASS R2 SHARES	December 30, 2016	3.46	5.69
CLASS R3 SHARES	December 30, 2016	3.74	5.97
CLASS R4 SHARES	December 30, 2016	4.02	6.25
CLASS R5 SHARES	December 30, 2016	4.17	6.40
CLASS R6 SHARES	December 30, 2016	4.24	6.48

*	Sales Charge for Class A Shares is 4.50%.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 30, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartSpendingSM 2050 Fund, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Bond Index and the JPMorgan SmartSpending 2050 Composite Benchmark from December 30, 2016 to June 30, 2018. The performance of the Fund may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing SEC-registered taxable and dollar denominated securities. It covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through, and asset-backed securities. The MSCI World Index (net of foreign withholding taxes) is a broad measure of the performance of developed countries’ equity markets. The JPMorgan SmartSpending 2050 Composite Benchmark is a composite benchmark of unmanaged indexes that includes 50% MSCI World

JPMorgan SmartSpendingSM 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

Index (net of foreign withholding taxes) and 50% Bloomberg Barclays U.S. Aggregate Bond Index. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Since the Fund’s inception, it has not experienced any shareholder activity. If shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JPMorgan SmartSpendingSM 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

Investments	Shares	Value ($)
INVESTMENT COMPANIES - 65.9%
Alternative Assets - 1.6%
JPMorgan Commodities Strategy Fund Class R6 Shares(a)	54,319	494,851

Fixed Income - 44.8%
JPMorgan Core Bond Fund Class R6 Shares(a)	517,146	5,828,240
JPMorgan Core Plus Bond Fund Class R6 Shares(a)	390,175	3,140,912
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares(a)	115,270	907,176
JPMorgan Floating Rate Income Fund Class R6 Shares(a)	114,946	1,072,446
JPMorgan High Yield Fund Class R6 Shares(a)	376,949	2,717,806

Total Fixed Income		13,666,580

International Equity - 4.8%
JPMorgan International Research Enhanced Equity Fund Class R6 Shares(a)	79,041	1,450,397

U.S. Equity - 14.7%
JPMorgan Equity Index Fund Class R6 Shares(a)	52,624	2,193,385
JPMorgan Growth Advantage Fund Class R6 Shares*(a)	28,232	645,666
JPMorgan U.S. Equity Fund Class R6 Shares(a)	63,455	1,050,823
JPMorgan Value Advantage Fund Class R6 Shares(a)	15,933	567,227

Total U.S. Equity		4,457,101

TOTAL INVESTMENT COMPANIES (Cost $19,506,032)		20,068,929

Investments	Shares	Value ($)
EXCHANGE TRADED FUNDS - 29.1%
Alternative Assets - 2.0%
Schwab U.S. REIT ETF	14,520	606,646

Fixed Income - 16.5%
iShares Core U.S. Aggregate Bond ETF	25,646	2,726,683
iShares TIPS Bond ETF	20,344	2,296,227

Total Fixed Income		5,022,910

International Equity - 8.0%
iShares Core MSCI EAFE ETF	22,757	1,442,111
iShares Core MSCI Emerging Markets ETF	19,442	1,020,899

Total International Equity		2,463,010

U.S. Equity - 2.6%
iShares Russell 2000 ETF	1,970	322,627
iShares Russell Mid-Cap ETF	2,104	446,342

Total U.S. Equity		768,969

TOTAL EXCHANGE TRADED FUNDS (Cost $8,425,641)		8,861,535

Investments	Principal Amount ($)	Value ($)
U.S. TREASURY OBLIGATIONS - 1.3%
U.S. Treasury Notes 1.13%, 1/31/2019(b) (Cost $403,205)	405,000	402,485

Investments	Shares	Value ($)
SHORT-TERM INVESTMENTS - 3.3%
INVESTMENT COMPANIES - 3.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a)(c) (Cost $1,009,019)	1,009,019	1,009,019

Total Investments - 99.6% (Cost $29,343,897)		30,341,968
Other Assets Less Liabilities - 0.4%		112,090

Net Assets - 100.0%		30,454,058

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan SmartSpendingSM 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

Futures contracts outstanding as of June 30, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Hang Seng Index	1	07/2018	HKD	182,557	76
Australia 10 Year Bond	6	09/2018	AUD	574,405	7,512
MSCI Emerging Markets E-Mini Index	8	09/2018	USD	425,320	(27,526)
S&P 500 E-Mini Index	7	09/2018	USD	952,560	(20,585)
TOPIX Index	4	09/2018	JPY	623,948	(17,042)
U.S. Treasury 10 Year Note	14	09/2018	USD	1,682,188	13,461
U.S. Treasury Ultra Bond	1	09/2018	USD	159,344	1,998

					(42,106)

Short Contracts
Canada 10 Year Bond	(6)	09/2018	CAD	(623,938)	(7,101)
Euro-Schatz	(9)	09/2018	EUR	(1,178,036)	(169)
SPI 200 Index	(2)	09/2018	AUD	(227,379)	(4,935)

					(12,205)

					(54,311)

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
EUR	Euro
HKD	Hong Kong Dollar
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust
SPI	Australian Securities Exchange
TIPS	Treasury Inflation Protected Security
TOPIX	Tokyo Stock Price Index
USD	United States Dollar
(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(b)	All or a portion of this security is deposited with the broker as initial margin for future contracts.

(c)	The rate shown is the current yield as of June 30, 2018.

*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018

JPMorgan SmartSpendingSM 2050 Fund
ASSETS:
Investments in non-affiliates, at value	$9,264,020
Investments in affiliates, at value	21,077,948
Cash	1,455
Receivables:
Investment securities sold	797,515
Interest from non-affiliates	1,901
Dividends from affiliates	51
Variation margin on futures contracts	95,206
Due from Adviser	63,034
Prepaid expenses and other assets	80,185

Total Assets	31,381,315

LIABILITIES:
Payables:
Investment securities purchased	770,625
Fund shares redeemed	132,442
Accrued liabilities:
Distribution fees	23
Service fees	2,278
Custodian and accounting fees	4,519
Other	17,370

Total Liabilities	927,257

Net Assets	$30,454,058

NET ASSETS:
Paid-in-Capital	$28,707,917
Accumulated undistributed net investment income	311,702
Accumulated net realized gains (losses)	488,646
Net unrealized appreciation (depreciation)	945,793

Total Net Assets	$30,454,058

Net Assets:
Class A	$21,866
Class I	30,322,835
Class R2	21,731
Class R3	21,813
Class R4	21,895
Class R5	21,942
Class R6	21,976

Total	$30,454,058

Outstanding units of beneficial interest (shares)
($ 0.0001 par value; unlimited number of shares authorized):
Class A	1,379
Class I	1,910,119
Class R2	1,373
Class R3	1,376
Class R4	1,380
Class R5	1,382
Class R6	1,384
Net Asset Value (a):
Class A - Redemption price per share	$15.86
Class I - Offering and redemption price per share	15.87
Class R2 - Offering and redemption price per share	15.83
Class R3 - Offering and redemption price per share	15.85
Class R4 - Offering and redemption price per share	15.86
Class R5 - Offering and redemption price per share	15.87
Class R6 - Offering and redemption price per share	15.88
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$16.61

Cost of investments in non-affiliates	$8,828,846
Cost of investments in affiliates	20,515,051

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2018

JPMorgan SmartSpendingSM 2050 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$251,019
Dividend income from affiliates	570,655
Interest income from non-affiliates	5,028

Total investment income	826,702

EXPENSES:
Investment advisory fees	109,423
Administration fees	25,410
Distribution fees:
Class A	55
Class C (a)	107
Class R2	109
Class R3	55
Service fees:
Class A	55
Class C (a)	36
Class I	77,796
Class R2	54
Class R3	54
Class R4	55
Class R5	24
Custodian and accounting fees	26,398
Professional fees	39,022
Trustees’ and Chief Compliance Officer’s fees	25,127
Printing and mailing costs	21,801
Registration and filing fees	46,940
Transfer agency fees (See Note 2.H.)	231
Offering costs	47,104
Other	6,035

Total expenses	425,891

Less fees waived	(176,292)
Less expense reimbursements	(190,294)

Net expenses	59,305

Net investment income (loss)	767,397

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	122,791
Investments in affiliates	330,754
Futures contracts	118,130
Foreign currency transactions	3,992

Net realized gain (loss)	575,667

Distributions of capital gains received from investment company affiliates	191,218

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(17,593)
Investments in affiliates	(167,623)
Futures contracts	(80,063)
Foreign currency translations	3,903

Change in net unrealized appreciation/depreciation	(261,376)

Net realized/unrealized gains (losses)	505,509

Change in net assets resulting from operations	$1,272,906

(a)	Liquidated on February 26, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartSpendingSM 2050 Fund
	Year Ended June 30, 2018	Period Ended June 30, 2017 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$767,397	$320,465
Net realized gain (loss)	575,667	80,612
Distributions of capital gains received from investment company affiliates	191,218	—
Change in net unrealized appreciation/depreciation	(261,376)	1,207,169

Change in net assets resulting from operations	1,272,906	1,608,246

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(324)	(164)
From net realized gains	(237)	—
Class C (b)
From net investment income	(259)	(114)
From net realized gains	(235)	—
Class I
From net investment income	(511,666)	(281,132)
From net realized gains	(337,297)	—
Class R2
From net investment income	(270)	(122)
From net realized gains	(236)	—
Class R3
From net investment income	(303)	(148)
From net realized gains	(236)	—
Class R4
From net investment income	(336)	(173)
From net realized gains	(237)	—
Class R5
From net investment income	(353)	(189)
From net realized gains	(237)	—
Class R6
From net investment income	(369)	(199)
From net realized gains	(237)	—

Total distributions to shareholders	(852,832)	(282,241)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(907,595)	29,615,574

NET ASSETS:
Change in net assets	(487,521)	30,941,579
Beginning of period	30,941,579	—

End of period	$30,454,058	$30,941,579

Accumulated undistributed net investment income	$311,702	$33,977

(a)	Commencement of operations was December 30, 2016.
(b)	Liquidated on February 26, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartSpendingSM 2050 Fund
	Year Ended June 30, 2018	Period Ended June 30, 2017 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$20,000
Distributions reinvested	561	164

Change in net assets resulting from Class A capital transactions	$561	$20,164

Class C (b)
Proceeds from shares issued	$—	$20,000
Distributions reinvested	494	114
Cost of shares redeemed	(22,085)	—

Change in net assets resulting from Class C capital transactions	$(21,591)	$20,114

Class I
Proceeds from shares issued	$—	$29,860,000
Distributions reinvested	848,963	281,132
Cost of shares redeemed	(1,738,342)	(666,667)

Change in net assets resulting from Class I capital transactions	$(889,379)	$29,474,465

Class R2
Proceeds from shares issued	$—	$20,000
Distributions reinvested	506	122

Change in net assets resulting from Class R2 capital transactions	$506	$20,122

Class R3
Proceeds from shares issued	$—	$20,000
Distributions reinvested	539	148

Change in net assets resulting from Class R3 capital transactions	$539	$20,148

Class R4
Proceeds from shares issued	$—	$20,000
Distributions reinvested	573	173

Change in net assets resulting from Class R4 capital transactions	$573	$20,173

Class R5
Proceeds from shares issued	$—	$20,000
Distributions reinvested	590	189

Change in net assets resulting from Class R5 capital transactions	$590	$20,189

Class R6
Proceeds from shares issued	$—	$20,000
Distributions reinvested	606	199

Change in net assets resulting from Class R6 capital transactions	$606	$20,199

Total change in net assets resulting from capital transactions	$(907,595)	$29,615,574

(a)	Commencement of operations was December 30, 2016.
(b)	Liquidated on February 26, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartSpendingSM 2050 Fund
	Year Ended June 30, 2018	Period Ended June 30, 2017 (a)
SHARE TRANSACTIONS:
Class A
Issued	—	1,333
Reinvested	35	11

Change in Class A Shares	35	1,344

Class C (b)
Issued	—	1,334
Reinvested	30	7
Redeemed	(1,371)	—

Change in Class C Shares	(1,341)	1,341

Class I
Issued	—	1,990,667
Reinvested	52,789	18,135
Redeemed	(108,604)	(42,868)

Change in Class I Shares	(55,815)	1,965,934

Class R2
Issued	—	1,333
Reinvested	32	8

Change in Class R2 Shares	32	1,341

Class R3
Issued	—	1,333
Reinvested	33	10

Change in Class R3 Shares	33	1,343

Class R4
Issued	—	1,333
Reinvested	36	11

Change in Class R4 Shares	36	1,344

Class R5
Issued	—	1,334
Reinvested	36	12

Change in Class R5 Shares	36	1,346

Class R6
Issued	—	1,333
Reinvested	38	13

Change in Class R6 Shares	38	1,346

(a)	Commencement of operations was December 30, 2016.
(b)	Liquidated on February 26, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance								Ratios/Supplemental data
		Investment operations			Distributions						Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)(g)	Expenses without waivers and reimbursements (f)(g)	Portfolio turnover rate (d)
JPMorgan SmartSpendingSM 2050 Fund
Class A
Year Ended June 30, 2018	$15.66	$0.35	$0.26	$0.61	$(0.24)	$(0.17)	$(0.41)	$15.86	3.90%	$21,866	0.43%	2.21%	1.70%	30%
December 30, 2016 (h) through June 30, 2017	15.00	0.14	0.64	0.78	(0.12)	—	(0.12)	15.66	5.23	21,050	0.45	1.85	3.76	8
Class I
Year Ended June 30, 2018	15.66	0.39	0.25	0.64	(0.26)	(0.17)	(0.43)	15.87	4.12	30,322,835	0.19	2.46	1.36	30
December 30, 2016 (h) through June 30, 2017	15.00	0.16	0.64	0.80	(0.14)	—	(0.14)	15.66	5.36	30,794,263	0.19	2.09	1.26	8
Class R2
Year Ended June 30, 2018	15.66	0.29	0.25	0.54	(0.20)	(0.17)	(0.37)	15.83	3.46	21,731	0.85	1.80	2.00	30
December 30, 2016 (h) through June 30, 2017	15.00	0.11	0.64	0.75	(0.09)	—	(0.09)	15.66	5.02	21,009	0.84	1.44	4.09	8
Class R3
Year Ended June 30, 2018	15.66	0.33	0.25	0.58	(0.22)	(0.17)	(0.39)	15.85	3.74	21,813	0.60	2.05	1.75	30
December 30, 2016 (h) through June 30, 2017	15.00	0.13	0.64	0.77	(0.11)	—	(0.11)	15.66	5.15	21,035	0.59	1.69	3.82	8
Class R4
Year Ended June 30, 2018	15.66	0.37	0.25	0.62	(0.25)	(0.17)	(0.42)	15.86	3.96	21,895	0.35	2.30	1.50	30
December 30, 2016 (h) through June 30, 2017	15.00	0.15	0.64	0.79	(0.13)	—	(0.13)	15.66	5.27	21,060	0.35	1.94	3.57	8
Class R5
Year Ended June 30, 2018	15.66	0.39	0.25	0.64	(0.26)	(0.17)	(0.43)	15.87	4.11	21,942	0.21	2.44	1.36	30
December 30, 2016 (h) through June 30, 2017	15.00	0.16	0.64	0.80	(0.14)	—	(0.14)	15.66	5.35	21,076	0.20	2.09	3.43	8
Class R6
Year Ended June 30, 2018	15.66	0.41	0.25	0.66	(0.27)	(0.17)	(0.44)	15.88	4.24	21,976	0.10	2.55	1.25	30
December 30, 2016 (h) through June 30, 2017	15.00	0.17	0.64	0.81	(0.15)	—	(0.15)	15.66	5.40	21,086	0.10	2.19	3.33	8

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2018 and the period ended June 30, 2017.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018

1. Organization

JPMorgan Trust IV (the “Trust”) was formed on November 11, 2015, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 11, 2015 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered	Diversified/Non-Diversified
JPMorgan SmartSpendingSM 2050 Fund Class A, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified

The investment objective of the Fund is to seek to provide total return consisting of current income and capital appreciation.

The Fund commenced operations on December 30, 2016. Currently, the Fund is not publicly offered for investment.

At its meeting held in February 2018, the Board approved the liquidation of the Fund’s Class C Shares effective on February 26, 2018 and a change to the distribution frequency of net investment income from monthly to annually beginning February 2018.

Class A Shares generally provide for a front-end sales charge. No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities(a)	$29,939,483	$402,485	$—	$30,341,968

Appreciation in Other Financial Instruments Futures Contracts (a)	$22,971	$76	$—	$23,047

Depreciation in Other Financial Instruments Futures Contracts (a)	$(55,381)	$(21,977)	$—	$(77,358)

(a)

All portfolio holdings designated in level 1 and level 2 are disclosed individually on the SOI. Level 2 consists of foreign futures with equity reference obligations and a U.S. Treasury Note held as initial margin for futures contracts. Please refer to the SOI for asset class specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2018.

B. Futures Contracts — The Fund used treasury and index futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, maintain liquidity or minimize transaction costs. The Fund also buys futures contracts to invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/ depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price and interest rate risks. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The tables below disclose the volume of the Fund’s futures contracts activity during the year ended June 30, 2018:

	Average	Ending
	Notional	Notional
	Balance	Balance
Long Futures Contracts:
Equity	$2,480,496	$2,184,385
Interest Rate	1,845,365	2,415,937
Short Futures Contracts:
Equity	326,292	227,379
Interest Rate	2,527,568	1,801,974

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Summary of Derivatives Information — The following table presents the value of derivatives held as of June 30, 2018, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$22,971
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	76

Total		$23,047

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(70,088)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(7,270)

Total		$(77,358)

(a)

This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the year ended June 30, 2018, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations

Derivative Contracts	Futures Contracts
Interest rate contracts	$(42,925)
Equity contracts	161,055

Total	$118,130

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations

Derivative Contracts	Futures Contracts
Interest rate contracts	$(13,709)
Equity contracts	(66,354)

Total	$(80,063)

The Fund’s derivatives contracts held at June 30, 2018 are not accounted for as hedging instruments under GAAP.

D. Investment Transactions with Affiliates —   The Fund invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the affiliated Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover.

Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Commodities Strategy Fund Class R6 Shares(a)	$470,571	$951	$—	$—	$23,329	$494,851	54,319	$951	$—
JPMorgan Core Bond Fund Class R6 Shares(a)	5,870,543	590,442	443,866	(2,722)	(186,157)	5,828,240	517,146	167,817	13,514
JPMorgan Core Plus Bond Fund Class R6 Shares(a)	—	3,358,428	126,925	(2,611)	(87,980)	3,140,912	390,175	46,514	—
JPMorgan Corporate Bond Fund Class R6 Shares(a)	859,025	24,351	869,785	7,410	(21,001)	—	—	13,423	10,928
JPMorgan Emerging Markets Debt Fund Class R6 Shares(a)	426,255	365,598	760,874	(28,055)	(2,924)	—	—	27,765	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares(a)	426,202	818,054	285,722	(11,297)	(40,061)	907,176	115,270	22,985	—
JPMorgan Equity Index Fund Class R6 Shares(a)	3,085,665	233,093	1,457,416	222,552	109,491	2,193,385	52,624	47,058	29,989
JPMorgan Floating Rate Income Fund Class R6 Shares(a)	761,104	319,890	—	—	(8,548)	1,072,446	114,946	32,271	—
JPMorgan Growth Advantage Fund Class R6 Shares*(a)	770,920	31,712	298,951	68,997	72,988	645,666	28,232	—	31,712
JPMorgan High Yield Fund Class R6 Shares(a)	3,028,327	406,272	631,620	4,719	(89,892)	2,717,806	376,949	159,372	—
JPMorgan International Research Enhanced Equity Fund Class I Shares(a)	1,409,887	—	1,247,689	9,990	(172,188)	—	—	—	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares(a)	—	1,356,083	109,005	20,326	182,993	1,450,397	79,041	16,359	13,953
JPMorgan U.S. Equity Fund Class R6 Shares(a)	1,050,019	96,489	142,200	14,286	32,229	1,050,823	63,455	12,980	83,508
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86%(a)(b)	—	1,455,253	446,234	—	—	1,009,019	1,009,019	3,361	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares(a)	853,949	2,298,499	3,152,448	—	—	—	—	9,597	—
JPMorgan Value Advantage Fund Class R6 Shares(a)	782,599	17,817	280,446	27,159	20,098	567,227	15,933	10,202	7,614

Total	$19,795,066	$11,372,932	$10,253,181	$330,754	$(167,623)	$21,077,948		$570,655	$191,218

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

E. Offering and Organizational Costs — Total offering costs of $93,787 incurred in connection with the offering of shares of the Fund were amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations. For the year ended June 30, 2018, total offering costs amortized were $47,104.

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Fund for the year ended June 30, 2018 are as follows:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Transfer agency fees	$27	$27	$42	$27	$27	$27	$27	$27	$231

The Fund invests in Underlying Funds and ETFs and, as a result, bears a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of June 30, 2018, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain, or since inception if shorter, subject to examination by the Internal Revenue Service.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(1)	$24,208	$(24,207)

The reclassifications for the Fund relate primarily to investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.35% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2018, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class R2 and Class R3 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25%, 0.50% and 0.25% of the average daily net assets of Class A, Class R2 and Class R3 Shares, respectively.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class I	R2 Class	R3 Class	R4 Class	R5 Class
0.25%	0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates in the Statement of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Fund, Underlying Funds and ETFs (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses incurred by the Fund and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class I	R2 Class	R3 Class	R4 Class	R5 Class	R6 Class
0.74%	0.49%	1.15%	0.90%	0.65%	0.50%	0.40%

The expense limitation agreement was in effect for the year ended June 30, 2018 and is in place until at least October 31, 2018.

For the year ended June 30, 2018, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Service		Contractual
Fees	Fees	Fees	Total	Reimbursement
$109,423	$25,410	$41,459	$176,292	$190,294

The Underlying Funds may impose separate advisory and servicing fees. To avoid charging a servicing fee at an effective rate above 0.25% for Class A, Class I, Class R2, Class R3 and Class R4 Shares and above 0.10% for Class R5 Shares, JPMDS may waive servicing fees with respect to the Fund in an amount equal to the weighted average pro-rata amount of servicing fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s servicing fees.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Fund may use related party broker-dealers. For the year ended June 30, 2018, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The SEC has granted an exemptive order permitting the Fund to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2018, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases	Sales	Purchases	Sales
(excluding	(excluding	of U.S.	of U.S.
U.S. Government)	U.S. Government)	Government	Government
$8,629,360	$9,840,295	$357,272	$269,958

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2018 were as follows:

Aggregate	Gross Unrealized	Gross Unrealized	Net Unrealized Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
$29,317,803	$1,420,123	$448,237	$971,886

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of futures contracts.

The tax character of distributions paid during the period ended June 30, 2018 was as follows:

	Net	Total
Ordinary	Long-Term	Distributions
Income*	Capital Gains	Paid
$774,083	$78,749	$852,832

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the period ended June 30, 2017 was as follows:

	Net	Total
Ordinary	Long-Term	Distributions
Income*	Capital Gains	Paid
$282,241	$—	$282,241

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current
Distributable
Current	Long-Term
Distributable	Capital Gain or	Unrealized
Ordinary	(Tax Basis	Appreciation
Income	Loss Carryover)	(Depreciation)
$582,755	$203,762	$971,886

The cumulative timing differences primarily consist of mark to market of futures contracts.

At June 30, 2018, the Fund did not have any net capital loss carryforwards.

Specified ordinary losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended June 30, 2018 the Fund deferred to July 1, 2018 the following specified ordinary losses:

Specified
Ordinary Loss
$4,317

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of June 30, 2018, all of the Fund’s shares were held by the Adviser.

Because of the Fund’s investments in the Underlying Funds and ETFs, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in Individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as equity securities, foreign and emerging markets securities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Fund invests in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

8. Investment Company Reporting Modernization

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Fund’s financial statements as of June 30, 2018. The adoption had no effect on the Fund’s net assets or results of operations.

9. Subsequent Event

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. Effective August 14, 2018, the Fund was added to the Credit facility. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust IV and Shareholders of JPMorgan SmartSpending 2050 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan SmartSpending 2050 Fund (one of the funds constituting JPMorgan Trust IV, referred to hereafter as the “Fund”) as of June 30, 2018, the related statement of operations for the year ended June 30, 2018 and the statements of changes in net assets and the financial highlights for the year ended June 30, 2018 and for the period December 30, 2016 (commencement of operations) through June 30, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year ended June 30, 2018, and the changes in its net assets and the financial highlights for the year ended June 30, 2018 and for the period December 30, 2016 (commencement of operations) through June 30, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 28, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Trustee of Trust since 2015; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	135	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer (2014-2017), President and Chief Operating Officer, NYLIFE Distributors LLC (registered broker-dealer) (2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); President (2015-2017), Co-President (2014-2015) and Senior Managing Director, New York Life Investment Management LLC (registered investment adviser) (2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (formerly MainStay VP Series Fund, Inc.) (registered investment companies) (2007-2017); President, MainStay DefinedTerm Municipal Opportunities Fund (registered investment company) (2011-2017); President, MainStay Funds Trust (registered investment companies) (2009-2017); President, The MainStay Funds (registered investment companies) (2007-2017).	135	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Dr. Matthew Goldstein (1941); Chairman since 2015; Trustee of Trust since 2015; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	135	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	135	None

Frankie D. Hughes (1952); Trustee of Trust since 2015.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	135	None

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	135	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-2017; Advisory Board Member, Betterment for Business (2016-2017) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-2017) (index creator); Member, Russell Index Client Advisory Board (2001-2015); Advisory Board Member, State Street Global Advisors’ OCIO Board (2017-present).

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Peter C. Marshall (1942); Trustee of Trust since 2015; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	135	None

Mary E. Martinez (1960); Trustee of Trust since 2015.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	135	None

Marilyn McCoy*** (1948); Trustee of Trust since 2015; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	135	None

Mitchell M. Merin (1953); Trustee of Trust since 2015.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	135	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2015; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	135	Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Trout Unlimited (2017-present).

Marian U. Pardo**** (1946); Trustee of Trust since 2015.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	135	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

James J. Schonbachler (1943); Trustee of Trust since 2015; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	135	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (135 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Fund’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Fund’s financial statements and do not provide other services to the Fund. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management) (2009 to September 2013).

Noah Greenhill (1969), Secretary (2018)	Managing Director and General Counsel, JPMorgan Asset Management (2015 – Present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2015)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2015)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2015)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Carmine Lekstutis (1980), Assistant Secretary (2015)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2015)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2015)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2015)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2015)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2015)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2015)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2018, and continued to hold your shares at the end of the reporting period, June 30, 2018.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartSpending 2050sm Fund
Class A
Actual	$1,000.00	$986.40	$2.07	0.42%
Hypothetical	1,000.00	1,022.71	2.11	0.42
Class I
Actual	1,000.00	987.20	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Class R2
Actual	1,000.00	984.20	4.13	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R3
Actual	1,000.00	985.60	2.90	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R4
Actual	1,000.00	986.50	1.67	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

Class R5
Actual	$1,000.00	$987.20	$0.94	0.19%
Hypothetical	1,000.00	1,023.85	0.95	0.19
Class R6
Actual	1,000.00	987.90	0.44	0.09
Hypothetical	1,000.00	1,024.35	0.45	0.09

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the actual period).

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Qualified Dividend Income (QDI)

The Fund had $164,271, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2018.

Long-Term Capital Gain

The Fund distributed $78,749, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2018.

Dividends Received Deduction (DRD)

The Fund had 7.46%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2018.

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Funds

Annual Report

June 30, 2018

JPMorgan Value Plus Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategy and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 1, 2018 (Unaudited)

The U.S. economy largely outpaced growth in other developed market nations during the twelve months ended June 30, 2018, and U.S. equity markets provided strong returns on the back of record corporate profits and historically low interest rates.

During the first half of the reporting period, synchronized global economic growth helped the U.S. economy achieve its second-longest expansion on record. By the final months of 2017, U.S. unemployment had fallen to 4.1% and U.S. consumer confidence rose to its highest levels in nearly 17 years. Notably, U.S. equity prices climbed to record highs in every month from June through December and financial market volatility remained at historically low levels. In response to a tightening labor market and early signs of inflationary pressure, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2017.

In January 2018, U.S. equity prices continued to rise, aided somewhat by recently-enacted tax cut legislation. The Standard & Poor’s 500 Index (the “S&P 500”) reached fourteen record closing highs during the month, the last on January 26th.

Early February 2018 was marked by a sharp sell-off in both equities and bonds in the U.S., and the selling quickly spread to other financial markets. Stronger-than-expected economic data sparked investor fears of rapidly rising inflation and accelerated interest rate increases by the Fed. Over several days, the S&P 500 lost more than 10% of its value, a decline that was one of the fastest peak-to-trough drops in the history of the index. The sell-off in bonds led to a spike in yields on benchmark 10-year U.S. Treasury bonds that further roiled markets.

While U.S. equity prices had rebounded somewhat by the end of the reporting period, leading equity indexes never fully recovered. Financial market volatility rose sharply during the February sell-off and remained elevated through June 2018.

Meanwhile, the U.S. economy continued to expand in 2018, even as signs emerged of economic sluggishness in Europe and weakness in select emerging market nations. U.S. GDP rose 2.2% in the first quarter before jumping an estimated 4.1% in the second quarter, the largest increase in nearly four years. Corporate earnings for the first and second quarters of 2018 reached record levels, with a sizeable majority of companies reporting better-than-expected results. In response, the Fed raised interest rates again in March and June.

However, the U.S. imposition of import tariffs on billions of dollars’ worth of goods, and reciprocal trade sanctions from China and other leading U.S. trading partners, increasingly weighed on global financial markets in the first half of 2018. The economies of China, Japan, the European Union and the U.K. are more dependent on exports than the U.S., and the impact of a potentially escalating trade war on the global economy remained a concern among policy makers, economists and investors.

At the end of the reporting period, the world’s leading economies appeared to be on pace for continued, moderate growth. The outlook for corporate earnings remained positive amid tame inflationary pressure, historically low interest rates and buoyant consumer demand. While the Fed was further along in its monetary tightening cycle than its counterparts in other developed markets, the European Central Bank, the Bank of England and the Bank of Japan were all moving in some measure to reduce economic stimulus.

We believe that investors who hold a properly diversified portfolio and a long-term outlook may benefit from a largely positive environment for economic growth and financial markets. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management,

J.P. Morgan Asset Management

1

Fund Commentary

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	8.17%
Russell 1000 Value Index	6.77%

Net Assets as of 6/30/2018	$13,329,998

INVESTMENT OBJECTIVE**

The JPMorgan Value Plus Fund (the “Fund”) seeks to provide long-term capital appreciation.

HOW DID THE MARKET PERFORM?

Global equity markets provided strong positive returns for the reporting period, with U.S. equities largely outperforming developed market and emerging market equities. Bond prices came under pressure in the second half of the reporting period amid rising U.S. interest rates.

Overall, equity prices were supported by synchronized global growth, rising corporate profits and accommodative policies from leading central banks. While the U.S. Federal Reserve raised interest rates twice during the first half of 2018, interest rates remained relatively low by historical standards. The Standard & Poor’s 500 Index (the “S&P 500”) reached record high closings in every month from July 2017 through January 2018.

In early February 2018, both equity and bond prices fell sharply. The S&P 500 lost more than 10% of its value over nine trading sessions and yields on 10-year U.S. Treasury bonds, which serve as a benchmark for a broad range of financial assets, spiked higher. While equity markets rebounded somewhat in subsequent weeks, financial market volatility remained elevated through June 2018.

Overall, growth stocks generally outperformed value stocks and small cap stocks slightly outperformed large cap and mid cap stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the consumer discretionary and energy sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the information technology and health care sectors was a leading detractor from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in D.R. Horton Inc., Magna International Inc. and Diamondback Energy Inc. Shares of D.R. Horton, a home builder, rose on better-than-expected earnings and revenue for several consecutive quarters during the reporting period. Shares of Magna International, a manufacturer of automobile components, rose after the company reported better-than-expected earnings for the first quarter of 2018. Shares of Diamondback Energy, an oil and natural gas producer, rose early in the reporting period after the company reported better-than-expected earnings and raised its production forecast.

Leading individual detractors from relative performance included the Fund’s overweight positions in Dish Network Corp., Allergan PLC and Lennar Corp. Shares of Dish Network, a subscription TV service, fell after the company reported a drop in earnings and subscriptions. Shares of Allergan, a drug maker, fell after a U.S. court ruled against a key patent claim and after news reports that the company would bid to acquire Shire PLC. Shares of Lennar, a home builder, fell in the first half of the reporting period due to the impact of Hurricanes Harvey and Irma and changes in U.S. consumer mortgage interest rate tax deductions.

HOW WAS THE PORTFOLIO POSITIONED?

The Fund employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 114% to 14%.

2

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1. Bank of America Corp.	4.1%
2. Citigroup, Inc.	2.8
3. Lennar Corp., Class A	2.5
4. Cigna Corp.	2.5
5. EOG Resources, Inc.	2.3
6. Occidental Petroleum Corp.	2.3
7. Pioneer Natural Resources Co.	2.3
8. Prudential Financial, Inc.	2.2
9. Wells Fargo & Co.	2.1
10. Charter Communications, Inc., Class A	2.1

TOP TEN SHORT POSITIONS OF THE

PORTFOLIO****

1. Albemarle Corp.	9.8%
2. Tesla, Inc.	6.6
3. Clorox Co. (The)	5.9
4. Torchmark Corp.	5.2
5. Praxair, Inc.	5.0
6. Mack-Cali Realty Corp.	4.3
7. SL Green Realty Corp.	3.7
8. ConocoPhillips	3.7
9. Citrix Systems, Inc.	3.7
10. RMR Group, Inc. (The), Class A	3.6

LONG POSITION PORTFOLIO COMPOSITION BY

SECTOR***

Financials	26.3%
Consumer Discretionary	16.4
Energy	12.9
Health Care	11.9
Industrials	10.1
Information Technology	7.6
Materials	6.7
Real Estate	2.3
Consumer Staples	1.4
Utilities	1.3
Short-Term Investments	3.1

SHORT POSITION PORTFOLIO COMPOSITION BY

SECTOR****

Materials	26.4%
Real Estate	17.2
Consumer Discretionary	14.9
Financials	10.3
Information Technology	9.3
Consumer Staples	9.3
Energy	8.0
Health Care	4.6

3

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

4

JPMorgan Value Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2016
With Sales Charge*		2.23%	13.34%
Without Sales Charge		7.89	16.72
CLASS C SHARES	August 31, 2016
With CDSC**		6.35	16.13
Without CDSC		7.35	16.13
CLASS I SHARES	August 31, 2016	8.17	17.00

* Sales Charge for Class A Shares is 5.25%.

** Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

5

The Fund commenced operations on August 31, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Value Plus Fund and the Russell 1000 Value Index from August 31, 2016 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Since the Fund’s inception, it has not experienced any shareholder activity. If shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6

JPMorgan Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

Investments	Shares	Value ($)

LONG POSITIONS - 114.3%

COMMON STOCKS - 110.8%

Aerospace & Defense - 0.8%
General Dynamics Corp.	600	111,846

Airlines - 5.2%
American Airlines Group, Inc.	2,500	94,900
Delta Air Lines, Inc.(a)	5,942	294,367
Southwest Airlines Co.	5,831	296,681

		685,948

Auto Components - 1.0%
Adient plc	1,700	83,623
Delphi Technologies plc	1,248	56,734

		140,357

Automobiles - 3.2%
Ford Motor Co.(a)	15,855	175,515
General Motors Co.(a)	6,459	254,485

		430,000

Banks - 15.6%
Bank of America Corp.(a)	22,312	628,975
Citigroup, Inc.(a)	6,434	430,563
East West Bancorp, Inc.	600	39,120
Huntington Bancshares, Inc.	10,637	157,002
ING Groep NV, ADR (Netherlands)	8,200	117,424
KeyCorp(a)	10,925	213,475
Signature Bank*	620	79,286
SunTrust Banks, Inc.	1,017	67,142
SVB Financial Group*	100	28,876
Wells Fargo & Co.(a)	5,896	326,874

		2,088,737

Biotechnology - 1.1%
Biogen, Inc.*	200	58,048
Gilead Sciences, Inc.(a)	1,187	84,087

		142,135

Capital Markets - 4.8%
Charles Schwab Corp. (The)	1,190	60,809
Goldman Sachs Group, Inc. (The)	600	132,342
Morgan Stanley	5,063	239,986
State Street Corp.	1,713	159,463
WisdomTree Investments, Inc.	4,911	44,592

		637,192

Chemicals - 4.8%
Celanese Corp., Series A(a)	1,636	181,694
DowDuPont, Inc.	2,910	191,827
Eastman Chemical Co.(a)	1,708	170,732
Mosaic Co. (The)	3,300	92,565

		636,818

Consumer Finance - 0.5%
Capital One Financial Corp.	705	64,790

Containers & Packaging - 0.5%
Crown Holdings, Inc.*	1,600	71,616

Investments	Shares	Value ($)
Diversified Financial Services - 0.5%
Voya Financial, Inc.	1,357	63,779

Electric Utilities - 1.5%
American Electric Power Co., Inc.	1,500	103,875
Xcel Energy, Inc.	2,000	91,360

		195,235

Electrical Equipment - 2.2%
Eaton Corp. plc	3,980	297,465

Electronic Equipment, Instruments & Components - 0.7%
Corning, Inc.	3,250	89,407

Energy Equipment & Services - 1.2%
TechnipFMC plc (United Kingdom)	5,100	161,874

Equity Real Estate Investment Trusts (REITs) - 2.6%
Brixmor Property Group, Inc.	4,200	73,206
Camden Property Trust	700	63,791
Iron Mountain, Inc.	1,400	49,014
Vornado Realty Trust	900	66,528
Weyerhaeuser Co.	2,582	94,140

		346,679

Food & Staples Retailing - 1.1%
Walgreens Boots Alliance, Inc.	2,505	150,338

Health Care Equipment & Supplies - 1.6%
Zimmer Biomet Holdings, Inc.	1,975	220,094

Health Care Providers & Services - 7.4%
AmerisourceBergen Corp.	2,515	214,454
Cigna Corp.	2,200	373,890
CVS Health Corp.	3,900	250,965
UnitedHealth Group, Inc.	600	147,204

		986,513

Hotels, Restaurants & Leisure - 0.3%
Caesars Entertainment Corp.*	4,400	47,080

Household Durables - 7.0%
DR Horton, Inc.(a)	4,561	187,001
Lennar Corp., Class A(a)	7,238	379,995
Lennar Corp., Class B	26	1,110
Mohawk Industries, Inc.*	800	171,416
Taylor Morrison Home Corp., Class A*	6,400	132,992
Whirlpool Corp.	400	58,492

		931,006

Insurance - 8.7%
American International Group, Inc.	3,100	164,362
Athene Holding Ltd., Class A*	4,200	184,128
Hartford Financial Services Group, Inc. (The)	4,000	204,520
Lincoln National Corp.	2,712	168,822
MetLife, Inc.(a)	2,452	106,907
Prudential Financial, Inc.(a)	3,538	330,839

		1,159,578

SEE NOTES TO FINANCIAL STATEMENTS.

7

JPMorgan Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

Investments	Shares	Value ($)
Internet & Direct Marketing Retail - 0.9%
Expedia Group, Inc.	1,000	120,190

Internet Software & Services - 0.8%
Alphabet, Inc., Class A*	100	112,919

IT Services - 1.6%
InterXion Holding NV (Netherlands)*	3,400	212,228

Machinery - 2.7%
Caterpillar, Inc.	400	54,268
Ingersoll-Rand plc	1,100	98,703
PACCAR, Inc.	2,900	179,684
Snap-on, Inc.	11	1,768
Stanley Black & Decker, Inc.	200	26,562

		360,985

Media - 5.3%
Altice USA, Inc., Class A	2,900	49,474

Charter Communications, Inc., Class A*	1,100	322,531
Comcast Corp., Class A	4,400	144,364
DISH Network Corp., Class A*	1,436	48,264
Walt Disney Co. (The)	1,300	136,253

		700,886

Metals & Mining - 2.4%
AK Steel Holding Corp.*	13,156	57,097
Alumina Ltd., ADR (Australia)	5,423	45,526
Freeport-McMoRan, Inc.	3,137	54,145
United States Steel Corp.	4,566	158,668

		315,436

Multiline Retail - 0.2%
Dollar Tree, Inc.*	300	25,500

Oil, Gas & Consumable Fuels - 13.6%
Chevron Corp.	1,100	139,073
Concho Resources, Inc.*	500	69,175
Diamondback Energy, Inc.	1,688	222,090
EOG Resources, Inc.	2,839	353,257
EQT Corp.	2,072	114,333
Euronav NV (Belgium)	8,100	74,520
Marathon Petroleum Corp.	1,000	70,160
Occidental Petroleum Corp.	4,166	348,611
Parsley Energy, Inc., Class A*	2,200	66,616
Pioneer Natural Resources Co.(a)	1,839	348,012

		1,805,847

Pharmaceuticals - 3.5%
Johnson & Johnson	1,100	133,474
Merck & Co., Inc.	1,100	66,770
Pfizer, Inc.	7,242	262,740

		462,984

Road & Rail - 0.6%
Norfolk Southern Corp.	500	75,435

Semiconductors & Semiconductor Equipment - 3.0%
Analog Devices, Inc.	1,500	143,880
Broadcom, Inc.	700	169,848
Microchip Technology, Inc.	1,000	90,950

		404,678

Investments	Shares	Value ($)
Software - 2.6%
Microsoft Corp.	913	90,031
Oracle Corp.	5,800	255,548

		345,579

Specialty Retail - 0.8%
AutoZone, Inc.*	153	102,652

Tobacco - 0.5%
Philip Morris International, Inc.	800	64,592

TOTAL COMMON STOCKS (Cost $14,027,011)		14,768,398

Investments	Shares	Value ($)

SHORT-TERM INVESTMENTS - 3.5%

INVESTMENT COMPANIES - 3.5%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80%(b)(c)(Cost $466,266)	466,266	466,266

TOTAL LONG POSITIONS (Cost $14,493,277)		15,234,664

Investments	Shares	Value ($)

SHORT POSITIONS – (14.0)%

COMMON STOCKS – (14.0)%

Automobiles – (0.9)%
Tesla, Inc.*	(363)	(124,491)

Banks – (0.4)%
Bank of the Ozarks, Inc.	(1,115)	(50,220)

Capital Markets – (0.3)%
Thomson Reuters Corp. (Canada)	(1,094)	(44,110)

Chemicals – (3.7)%
Air Products & Chemicals, Inc.	(425)	(66,185)
Albemarle Corp.	(1,935)	(182,528)
LyondellBasell Industries NV, Class A	(600)	(65,910)
PPG Industries, Inc.	(300)	(31,119)
Praxair, Inc.	(595)	(94,099)
Scotts Miracle-Gro Co. (The)	(635)	(52,807)

		(492,648)

Energy Equipment & Services – (0.6)%
Helmerich & Payne, Inc.	(750)	(47,820)
Schlumberger Ltd.	(475)	(31,839)

		(79,659)

Equity Real Estate Investment Trusts (REITs) – (1.9)%
Macerich Co. (The)	(1,160)	(65,923)
Mack-Cali Realty Corp.	(3,930)	(79,700)
Seritage Growth Properties, Class A	(935)	(39,672)
SL Green Realty Corp.	(698)	(70,170)

		(255,465)

SEE NOTES TO FINANCIAL STATEMENTS.

8

JPMorgan Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

Investments	Shares	Value ($)
Health Care Equipment & Supplies – (0.7)%
Baxter International, Inc.	(618)	(45,633)
Stryker Corp.	(244)	(41,202)

		(86,835)

Household Durables – (0.5)%
PulteGroup, Inc.	(2,228)	(64,055)

Household Products – (1.3)%
Clorox Co. (The)	(823)	(111,311)
Procter & Gamble Co. (The)	(803)	(62,682)

		(173,993)

Insurance – (0.7)%
Torchmark Corp.	(1,199)	(97,610)

Internet & Direct Marketing Retail – (0.3)%
Booking Holdings, Inc.*	(19)	(38,515)

Oil, Gas & Consumable Fuels – (0.5)%
ConocoPhillips	(999)	(69,551)

Real Estate Management & Development – (0.5)%
RMR Group, Inc. (The), Class A	(852)	(66,840)

Semiconductors & Semiconductor Equipment – (0.8)%
Applied Materials, Inc.	(1,065)	(49,192)
Intel Corp.	(493)	(24,507)
Lam Research Corp.	(181)	(31,286)

		(104,985)

Software – (0.5)%
Citrix Systems, Inc.*	(655)	(68,670)

Specialty Retail – (0.4)%
Bed Bath & Beyond, Inc.	(1,818)	(36,223)
TJX Cos., Inc. (The)	(160)	(15,229)

		(51,452)

TOTAL COMMON STOCKS (Proceeds $(1,878,175))		(1,869,099)

TOTAL SHORT POSITIONS (Proceeds $(1,878,175))		(1,869,099)

Total Investments - 100.3% (Cost $12,615,102)		13,365,565
Liabilities in Excess of
Other Assets - (0.3%)		(35,567)

Net Assets - 100.0%		13,329,998

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral was $2,816,690.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

9

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018

JPMorgan Value Plus
Fund
ASSETS:
Investments in non-affiliates, at value	$14,768,398
Investments in affiliates, at value	466,266
Receivables:
Dividends from non-affiliates	10,617
Dividends from affiliates	388

Total Assets	15,245,669

LIABILITIES:
Payables:
Due to custodian	1
Securities sold short, at value	1,869,099
Dividend expense to non-affiliates on securities sold short	2,677
Interest expense to non-affiliates on securities sold short	1,045
Accrued liabilities:
Investment advisory fees	8,480
Distribution fees	22
Custodian and accounting fees	4,614
Other	29,733

Total Liabilities	1,915,671

Net Assets	$13,329,998

NET ASSETS:
Paid-in-Capital	$11,648,272
Accumulated undistributed (distributions in excess of) net investment income	44,697
Accumulated net realized gains (losses)	886,566
Net unrealized appreciation (depreciation)	750,463

Total Net Assets	$13,329,998

Net Assets:
Class A	$26,539
Class C	26,298
Class I	13,277,161

Total	$13,329,998

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,513
Class C	1,506
Class I	755,582

Net Asset Value (a):
Class A - Redemption price per share	$17.54
Class C - Offering price per share (b)	17.46
Class I - Offering and redemption price per share	17.57
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$18.51

Cost of investments in non-affiliates	$14,027,011
Cost of investments in affiliates	466,266
Proceeds from securities sold short	1,878,175

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2018

JPMorgan Value Plus Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$275,711
Dividend income from affiliates	3,143
Interest income from non-affiliates	1

Total investment income	278,855

EXPENSES:
Investment advisory fees	99,548
Administration fees	10,786
Distribution fees:
Class A	66
Class C	197
Service fees:
Class A	66
Class C	66
Class I	33,051
Custodian and accounting fees	27,932
Interest expense to affiliates	954
Professional fees	56,724
Trustees’ and Chief Compliance Officer’s fees	25,114
Printing and mailing costs	3,690
Transfer agency fees (See Note 2.F.)	614
Offering costs	2,402
Other	4,394
Dividend expense to non-affiliates on securities sold short	40,585
Interest expense to non-affiliates on securities sold short	8,893

Total expenses	315,082

Less fees waived	(132,318)
Less expense reimbursements	(6,415)

Net expenses	176,349

Net investment income (loss)	102,506

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,470,079
Securities sold short	(119,462)

Net realized gain (loss)	1,350,617

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(527,103)
Securities sold short	79,294

Change in net unrealized appreciation/depreciation	(447,809)

Net realized/unrealized gains (losses)	902,808

Change in net assets resulting from operations	$1,005,314

SEE NOTES TO FINANCIAL STATEMENTS.

11

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Value Plus Fund
	Year Ended June 30, 2018	Period Ended June 30, 2017 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$102,506	$65,715
Net realized gain (loss)	1,350,617	1,060,697
Change in net unrealized appreciation/depreciation	(447,809)	1,198,272

Change in net assets resulting from operations	1,005,314	2,324,684

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(134)	(37)
From net realized gains	(3,044)	—
Class C
From net investment income	(11)	(14)
From net realized gains	(3,041)	—
Class I
From net investment income	(97,632)	(27,262)
From net realized gains	(1,517,147)	—

Total distributions to shareholders	(1,621,009)	(27,313)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,621,009	10,027,313

NET ASSETS:
Change in net assets	1,005,314	12,324,684
Beginning of period	12,324,684	—

End of period	$13,329,998	$12,324,684

Accumulated undistributed (distributions in excess of) net investment income	$44,697	$41,371

(a) Commencement of operations was August 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan Value Plus Fund
	Year Ended June 30, 2018	Period Ended June 30, 2017 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$20,000
Distributions reinvested	3,178	37

Change in net assets resulting from Class A capital transactions	$3,178	$20,037

Class C
Proceeds from shares issued	$—	$20,000
Distributions reinvested	3,052	14

Change in net assets resulting from Class C capital transactions	$3,052	$20,014

Class I
Proceeds from shares issued	$792,738	$10,437,694
Distributions reinvested	1,614,779	27,262
Cost of shares redeemed	(792,738)	(477,694)

Change in net assets resulting from Class I capital transactions	$1,614,779	$9,987,262

Total change in net assets resulting from capital transactions	$1,621,009	$10,027,313

SHARE TRANSACTIONS:
Class A
Issued	—	1,333
Reinvested	178	2

Change in Class A Shares	178	1,335

Class C
Issued	—	1,333
Reinvested	172	1

Change in Class C Shares	172	1,334

Class I
Issued	41,701	690,928
Reinvested	90,035	1,546
Redeemed	(41,701)	(26,927)

Change in Class I Shares	90,035	665,547

(a) Commencement of operations was August 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

13

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED JUNE 30, 2018

JPMorgan Value Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Increase in net assets resulting from operations	$1,005,314
Adjustments to reconcile net increase / decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(17,139,133)
Proceeds from disposition of investment securities	16,972,775
Covers of investment securities sold short	(2,342,153)
Proceeds from investment securities sold short	2,611,366
Purchases of short-term investments - affiliates, net	(221,539)
Change in unrealized (appreciation) / depreciation on investments	527,103
Change in unrealized (appreciation) / depreciation on investment securities sold short	(79,294)
Net realized (gain) / loss on investments	(1,470,079)
Net realized (gain) / loss on investments securities sold short	119,462
Decrease in restricted cash for securities sold short	3,529
Decrease in dividends receivable from non-affiliates	471
Increase in dividends receivable from affiliates	(204)
Decrease in tax reclaims	107
Decrease in due from Adviser	2,155
Decrease in deferred offering cost	2,402
Increase in dividend expenses to non-affiliates on securities sold short	1,255
Increase in interest expense to non-affiliates on securities sold short	141
Increase in advisory fees payable	8,480
Increase in distribution fees payable	2
Increase in custodian and accounting fees payable	4,614
Decrease in service fees payable	(1,372)
Decrease in other accrued expenses payable	(4,402)

Net cash provided (used) by operating activities	1,000

Cash flows provided (used) by financing activities:
Decrease in due to custodian	(1,000)
Proceeds from shares issued	792,738
Payment for shares redeemed	(792,738)

Net cash provided (used) by financing activities	(1,000)

Net increase / (decrease) in cash	-

Cash:
Beginning of period	-

End of period	$-

Supplemental disclosure of cash flow information:

For the year ended June 30, 2018, the Fund paid $8,752 in interest expenses for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

14

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance								Ratios/Supplemental data
		Investment operations			Distributions						Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (including dividend and interest expense for securities sold short) (e)(f)(g)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)(g)	Portfolio turnover rate (excluding securities sold short) (c)	Portfolio turnover rate (including securities sold short) (c)
JPMorgan Value Plus Fund
Class A
Year Ended June 30, 2018	$18.42	$0.10	$1.39	$1.49	$(0.09)	$ (2.28)	$ (2.37)	$17.54	7.89%	$26,539	1.58%	0.52%	3.24%	115%	133%
August 31, 2016 (h) through June 30, 2017	15.00	0.06	3.39	3.45	(0.03)	—	(0.03)	18.42	22.99	24,599	1.58	0.44	3.04	91	110
Class C
Year Ended June 30, 2018	18.36	- (i)	1.39	1.39	(0.01)	(2.28)	(2.29)	17.46	7.35	26,298	2.08	0.03	3.75	115	133
August 31, 2016 (h) through June 30, 2017	15.00	(0.01)	3.38	3.37	(0.01)	—	(0.01)	18.36	22.47	24,497	2.08	(0.06)	3.50	91	110
Class I
Year Ended June 30, 2018	18.44	0.14	1.40	1.54	(0.13)	(2.28)	(2.41)	17.57	8.17	13,277,161	1.33	0.77	2.37	115	133
August 31, 2016 (h) through June 30, 2017	15.00	0.10	3.38	3.48	(0.04)	—	(0.04)	18.44	23.22	12,275,588	1.33	0.69	2.65	91	110

(a)	Annualized for periods less than one year, unless otherwise noted.

(b)	Calculated based upon average shares outstanding.

(c)	Not annualized for periods less than one year.

(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2018 and the period ended June 30, 2017.

(g)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.20% and 2.86% for the year ended June 30, 2018 and 1.17% and 2.65% for the period ended June 30, 2017; for Class C are 1.70% and 3.37% for the year ended June 30, 2018 and 1.67% and 3.11% for the period ended June 30, 2017 and for Class I are 0.95% and 1.99% for the year ended June 30, 2018 and 0.93% and 2.26% for period ended June 30, 2017, respectively.

(h)	Commencement of operations.

(i)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018

1. Organization

JPMorgan Trust IV (“JPM IV”) was formed on November 11, 2015, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 11, 2015, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Trust	Diversified/Non- Diversified
JPMorgan Value Plus Fund	Class A, Class C and Class I	JPM IV	Diversified

The investment objective of the Fund is to seek to provide long-term capital appreciation.

The Fund commenced operations on August 31, 2016. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of their financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset value (“NAV”) of the Fund is calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total

Total Investments in Securities (a)	$ 15,234,664	$ –	$ –	$15,234,664

Total Liabilities for Securities Sold Short (a)	$ (1,869,099)	$ –	$ –	$(1,869,099)

(a) Portfolio holdings designated as level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

16

There were no transfers among any levels during the year ended June 30, 2018.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of June 30, 2018, the Fund had no investments in restricted securities.

C. Short Sales — The Fund engaged in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund’s custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as Interest income or Interest expense on securities sold short on the Statement of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statement of Operations as Dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation (depreciation) on the Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2018, the Fund had outstanding short sales as listed on the SOI.

D. Offering and Organizational Costs — Total offering costs of $14,118 incurred in connection with the offering of shares of the Fund were amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations. For the year ended June 30, 2018, total offering costs amortized were $2,402.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign tax withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Fund for the year ended June 30, 2018 are as follows:

	Class A	Class C	Class I	Total

Transfer agency fees	$164	$164	$286	$614

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of June 30, 2018, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

17

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually with respect to the Fund. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)

$-	$(1,403)	$1,403

The reclassifications for the Fund relate primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2018, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees —Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Class I Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% for Class A, Class C and Class I Shares.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class I

1.20%	1.70%	0.95%

18

The expense limitation agreement was in effect for the year ended June 30, 2018 and is in place until at least October 31, 2018.

For the year ended June 30, 2018, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers

Investment Advisory Fees	Administration Fees	Service Fees	Total	Reimbursements

$94,270	$6,186	$31,329	$131,785	$6,415

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such affiliated money market funds.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2018 was $533.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Fund may use related party broker-dealers. For the year ended June 30, 2018, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2018, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short

$17,139,133	$16,883,480	$2,611,366	$2,342,153

During the year ended June 30, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2018 were as follows:

Aggregate Cost		Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

$12,683,147	*	$1,374,130	$691,712	$682,418

*The tax cost includes the proceeds from short sales which may result in a net negative cost.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

19

The tax character of distributions paid during the period ended June 30, 2018 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid

$1,412,318	$208,691	$1,621,009

* Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the period ended June 30, 2017 was as follows:

Ordinary Income*

$ 27,313

* Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)

$376,658	$632,639	$682,418

The cumulative timing differences primarily consist of trustee deferred compensation and wash sale loss deferrals.

As of June 30, 2018, the Fund did not have any net capital loss carryforwards.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund entered into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of June 30, 2018, the Adviser held 90.5% of the Fund’s outstanding shares.

As of June 30, 2018, the Fund pledged a significant portion of its assets for securities sold short to Scotiabank.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

20

8. Investment Company Reporting Modernization

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Fund’s financial statements as of June 30, 2018. The adoption had no effect on the Fund’s net assets or results of operations.

9. New Accounting Pronouncement

In August 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-18 (“ASU 2016-18”) Statement of Cash Flows (Topic 230) Restricted Cash, which clarifies guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. ASU 2016-18 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. Management is currently evaluating the implications of these changes on the financial statements, if any.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust IV and Shareholders of JPMorgan Value Plus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule portfolio of investments, of JPMorgan Value Plus Fund (one of the funds constituting JPMorgan Trust IV, referred to hereafter as the “Fund”) as of June 30, 2018, the related statements of operations and cash flows, for the year ended June 30, 2018 and the statements of changes in net assets and the financial highlights for the year ended June 30, 2018 and for the period August 31, 2016 (commencement of operations) through June 30, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations and its cash flows for the year ended June 30, 2018, and the changes in its net assets and the financial highlights for the year ended June 30, 2018 and for the period August 31, 2016 (commencement of operations) through June 30, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

August 28, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

22

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Trustee of Trust since 2015; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	135	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer (2014-2017), President and Chief Operating Officer, NYLIFE Distributors LLC (registered broker-dealer) (2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); President (2015-2017), Co-President (2014-2015) and Senior Managing Director, New York Life Investment Management LLC (registered investment adviser) (2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (formerly MainStay VP Series Fund, Inc.) (registered investment companies) (2007-2017); President, MainStay DefinedTerm Municipal Opportunities Fund (registered investment company) (2011-2017); President, MainStay Funds Trust (registered investment companies) (2009-2017); President, The MainStay Funds (registered investment companies) (2007-2017).	135	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Dr. Matthew Goldstein (1941); Chairman since 2015; Trustee of Trust since 2015; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	135	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	135	None

Frankie D. Hughes (1952); Trustee of Trust since 2015.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	135	None

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	135	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-2017; Advisory Board Member, Betterment for Business (2016-2017) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-2017) (index creator); Member, Russell Index Client Advisory Board (2001-2015); Advisory Board Member, State Street Global Advisors’ OCIO Board (2017-present).

23

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Peter C. Marshall (1942); Trustee of Trust since 2015; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	135	None

Mary E. Martinez (1960); Trustee of Trust since 2015.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	135	None

Marilyn McCoy*** (1948); Trustee of Trust since 2015; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	135	None

Mitchell M. Merin (1953); Trustee of Trust since 2015.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	135	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2015; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	135	Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Trout Unlimited (2017-present).

Marian U. Pardo**** (1946); Trustee of Trust since 2015.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	135	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

James J. Schonbachler (1943); Trustee of Trust since 2015; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	135	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (135 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Fund’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Fund’s financial statements and do not provide other services to the Fund. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

24

***

Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

25

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management) (2009 to September 2013).

Noah Greenhill (1969), Secretary (2018)	Managing Director and General Counsel, JPMorgan Asset Management (2015 – Present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

26

SCHEDULE OF SHAREHOLDER EXPENSES (Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2018 and continued to hold your shares at the end of the reporting period, June 30, 2018.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Value Plus Fund
Class A
Actual	$1,000.00	$960.00	$7.43	1.53%
Hypothetical	1,000.00	1,017.22	7.64	1.53
Class C
Actual	1,000.00	957.20	9.79	2.02
Hypothetical	1,000.00	1,014.79	10.08	2.02
Class I
Actual	1,000.00	961.20	6.21	1.28
Hypothetical	1,000.00	1,018.46	6.40	1.28

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

27

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Dividends Received Deduction (DRD)

The Fund had 36.52% or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2018.

Qualified Dividend Income (QDI)

The Fund had $277,994, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2018.

Long-Term Capital Gain

The Fund distributed $208,691, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2018.

28

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Effective October 31, 2017, Dennis P. Harrington replaced James Schonbachler as the audit committee financial expert. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2018 – $57,536

2017 – $57,452

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2018 – $11,680

2017 – $11,620

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2018 – $22,244

2017 – $22,122

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2018 and 2017, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2018 – Not applicable

2017 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the

“Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2018 – 0.0%

2017 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2017 - $32.0 million

2016 - $28.3 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust IV

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 31, 2018

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
August 31, 2018